                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17
Report of Independent Accountants................ 25

USGF ANR 2/98

                             LETTER TO SHAREHOLDERS

February 3, 1998

Dear Shareholder,

       The new year ushers in what
promises to be an exciting and
challenging time for investors. The                     [PHOTO]
Taxpayer Relief Act of 1997 passed by
President Clinton in August creates
many new opportunities for you and your
family to take a more active role in       DENNIS J. MCDONNELL AND DON G. POWELL
achieving your long-term financial
goals.

       Most Americans will benefit from
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17,
and families will find it easier to
save for their children's college
expenses through the new Education IRA.
The bill also cuts capital gains tax
rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

       This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

       These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus this year, and our nation's currency is rising around the world.

       Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

       After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

       Aided by low inflation and steady Federal Reserve policy, all sectors of the fixed-income market posted impressive returns during 1997. Gains were especially strong during the last three months of the period, as the severe currency crisis in Asia led to increased demand for U.S. Treasury securities and other fixed-income investments. For the year, the Lehman Brothers Aggregate Bond Index returned 9.47 percent.

       The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation and higher interest rates. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in over four years.

       Favorable news about inflation and concerns about Asia helped to make high-quality long-term bonds the top-performing sector of the fixed-income market. Long-term Treasury bonds gained 14.3 percent during the year, compared to 10 percent for investment-grade corporate bonds and 8.90 percent for intermediate-term Treasury bonds.

OUTLOOK

       We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.

       However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

       As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to talk with your financial adviser about how the tax changes can work to the benefit of you and your family.

       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

                                                             A Shares   B Shares   C Shares
TOTAL RETURNS

One-year total return based on NAV(1).......................    8.57%      7.71%      7.71%
One-year total return(2)....................................    3.42%      3.71%      6.71%
Five-year average annual total return(2)....................    5.35%      5.28%        N/A
Ten-year average annual total return(2).....................    7.91%        N/A        N/A
Life-of-Fund average annual total return(2).................    9.47%      5.31%      4.79%
Commencement date........................................... 05/31/84   08/24/92   08/13/93

DISTRIBUTION RATE AND YIELD

Distribution rate(3)........................................    6.58%      6.12%      6.12%
SEC Yield(4)................................................    6.07%      5.53%      5.53%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Merrill Lynch 1 to 10 year Treasury Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital U.S. Government Fund vs. Merrill Lynch 1 to 10 Year Treasury Index
    (December 31, 1987 through December 31, 1997)

                          [INVESTMENT PERFORMANCE CHART]


                                             Merrill Lynch
 Value at                 VKAC U.S.           1 to 10 Year
December 31,          Government Fund            Index
1987                       9525                  10000
1988                      10239                  12968
1989                      11660                  14602
1990                      12781                  15990
1991                      14801                  18226
1992                      15728                  19491
1993                      16979                  21085
1994                      16114                  20726
1995                      18952                  23750
1996                      19729                  24675
1997                      21419                  26589



--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  3.42%
5 Year Avg. Annual     =  5.35%
10 Year Avg. Annual    =  7.91%
Inception Avg. Annual  =  9.47%
--------------------------------





The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgage. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortagages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: A measure of a fund's net investment income per share, expressed as a percentage of the maximum offering price of the fund's shares at the end of the day.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Jack E. Doyle, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q     HOW WOULD YOU SUMMARIZE THE BOND MARKET IN 1997?

A We entered the year on a somewhat cautious note. At the end of 1996, the economy was showing signs of strong growth, which sparked new worries over rising inflation and interest rates. These fears were eventually realized in late March when the Federal Reserve Board increased rates on federal funds from 5.25 percent to 5.50 percent.
      Since then, though, the environment has been extremely favorable for the bond market. The low inflation we saw in 1997 overshadowed the economy's growth and pushed interest rates lower. In fact, the yield on long-term Treasuries, which was as high as 7.20 percent in mid-1997, finished the year below 6.00 percent.


Q      WHAT'S CAUSING THESE FAVORABLE CONDITIONS FOR THE BOND MARKET?

A There are two key factors. First, we've seen a conservative monetary policy from the Fed and Chairman Alan Greenspan, who has proven to be a staunch inflation fighter. Second, the federal deficit has been steadily and dramatically declining since 1992, which has been a positive turn of events for fixed-income securities.
      Another development that arose during the year was the economic turmoil in Southeast Asia, which, in the long run, should benefit the bond market. In an effort to increase exports and stimulate their economies, many Asian countries will seek to become low-cost producers, which should put more downward pressure on prices and keep inflation in check in the United States and around the globe.


Q     HOW DID THESE DEVELOPMENTS INFLUENCE YOUR MANAGEMENT OF THE FUND?

A During the period, we positioned the Fund to take advantage of the ongoing rally in the Treasury market. At the beginning of the year, we had a portfolio mix of about 90 percent mortgage-backed securities and 10 percent Treasuries (percentage of long-term investments), which is about normal for the Fund. By the end of the year, however, the portfolio consisted of roughly 81 percent mortgages and 19 percent Treasuries (percentage of long-term investments), which have tended to perform better as yields decline.
      This blend of securities helped us pursue our dual goals of high current income and total return. The mortgage securities continued to offer attractive yields in 1997, while the prolonged rally in the Treasury market contributed to the Fund's overall performance.


Q     HOW DID THE FUND PERFORM IN 1997?

A The Fund generated a total return of 8.57 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1997. On the income side, the Fund continued to offer competitive dividends. As of December 31, 1997, the distribution rate was 6.58 percent, based on a monthly dividend of $0.0842 per share and a maximum public offering price of $15.35 per share on December 31, 1997.

Q     WHAT IS YOUR OUTLOOK FOR THE FUND IN 1998?

A Barring anything unforeseen, we don't anticipate any conditions that will significantly push up interest rates in the near future. We expect the Fed to keep a close eye on unemployment figures, but indications are that low inflation will once again be the primary driver of the bond market in 1998. If the opposite proves to be the case, we are well positioned to increase the Fund's exposure to mortgage-backed securities, thereby shortening the portfolio's duration and making it less sensitive to interest rate hikes.
      If rates do continue to fall, we may see more refinancing in the mortgage market. Because of our "buy and hold" philosophy, the Fund holds a number of securities that have been in the portfolio for long periods of time. This well-seasoned portfolio, combined with our heavier-than-average weighting in Treasuries, should make the Fund less susceptible to mortgage prepayment risks that may arise in 1998.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Jack E. Doyle

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND
 COUPON DISTRIBUTION AS OF DECEMBER 31, 1997

                                 [BAR GRAPH]

                     Percentage of Long-Term Investments

COUPON RATE                    PERCENTAGE
                              OF LONG-TERM
                              INVESTMENTS
5.9 or less..................     2.2%
6-6.9........................    28.0%
7-7.9........................    32.5%
8-8.9........................    12.3%
9-9.9........................    15.7%
10 or more...................     9.3%

 PORTFOLIO COMPOSITION AS A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF DECEMBER 31, 1997                                      AS OF JUNE 30, 1997 (1)
GNMA........................     34.4%                       GNMA........................     53.9%
FNMA........................     35.1%                       FNMA........................     27.0%
Treasury/Agency.............     19.2%   [PIE CHART]         Treasury/Agency.............      8.2%    [PIE CHART]
FHLMC.......................      5.7%                       FHLMC.......................      6.1%
REMIC/CMO...................      5.6%                       REMIC/CMO...................      4.8%


DURATION

               AS OF DECEMBER 31, 1997(1)       AS OF JUNE 30, 1997(1)
Duration               3.62 years                     4.68 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                             Description                           Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  64.3%
$ 34,951   FHLMC.......................................................   8.500%               01/01/99  $   36,272,511
   7,749   FHLMC.......................................................  10.000    12/01/08 to 09/01/21       8,477,800
  22,029   FHLMC.......................................................  11.000    12/01/01 to 01/01/21      24,768,719
     180   FHLMC (Seasoned)............................................    8.00                01/01/19             186
   3,868   FHLMC (Seasoned)............................................   8.500                01/01/16       3,993,021
     612   FHLMC (Seasoned)............................................  10.250                11/01/09         662,190
     134   FHLMC (Seasoned)............................................  11.250                09/01/15         151,217
  29,345   FHLMC Gold..................................................   6.500                12/01/25      29,189,111
  15,001   FHLMC Gold..................................................  10.000    12/01/08 to 09/01/21      16,449,639
  15,061   FHLMC REMIC #106G PAC (a)...................................   8.250                12/15/20      16,080,329
  13,242   FHLMC REMIC #170F PAC (a)...................................   8.000                01/15/21      13,491,168
  23,163   FHLMC REMIC #79C PAC (a)....................................   8.600                10/15/05      23,932,274
   9,179   FHLMC REMIC #89D (a)........................................   9.000                02/15/21       9,893,213
   9,382   FHLMC REMIC #97G PAC (a)....................................   9.250                11/15/05       9,830,576
 187,781   FNMA (a)....................................................   6.500    06/01/22 to 01/01/27     186,183,087
 359,499   FNMA........................................................   7.000    05/01/22 to 10/01/25     363,770,844
  33,419   FNMA........................................................   7.500    12/01/22 to 01/01/23      34,244,118
  47,531   FNMA........................................................   8.000    12/01/16 to 12/01/22      49,209,478
   8,322   FNMA........................................................   8.500    04/01/19 to 06/01/21       8,701,877
   4,913   FNMA........................................................   9.000    03/01/08 to 02/01/21       5,226,032
   6,571   FNMA........................................................  10.500    06/01/10 to 09/01/19       7,346,950
   6,589   FNMA........................................................  11.000    05/01/19 to 11/01/19       7,459,734
   1,436   FNMA........................................................  11.500    11/01/09 to 01/01/16       1,638,888
  25,150   FNMA (Seasoned).............................................   6.500     04/01/24 to 5/01/24      25,016,175
   4,852   FNMA (Seasoned).............................................   8.500                07/01/19       5,050,577
   7,942   FNMA (Seasoned).............................................   9.000    03/01/08 to 02/01/21       8,537,318
   2,077   FNMA (Seasoned).............................................   9.500                05/01/20       2,239,567
      47   FNMA (Seasoned).............................................  12.500                03/01/15          54,135
   1,769   FNMA (Seasoned).............................................  13.000                06/01/15       2,058,334
  29,000   FNMA Preassign 00891........................................   6.740                08/25/07      29,809,100
  11,576   FNMA REMIC #89-94G PAC (a)..................................   7.500                12/25/19      11,817,387
  18,085   FNMA REMIC #90-12G PAC (a)..................................   4.500                02/25/20      16,568,030
  15,000   FNMA REMIC #93-4HB PAC (a)..................................  11.000                01/25/19      16,475,400
  83,510   GNMA........................................................   7.000    01/15/27 to 12/15/99      84,240,722
 184,432   GNMA........................................................   7.500    01/15/17 to 01/15/22     189,537,800
  49,514   GNMA (a)....................................................   8.000    12/15/00 to 01/15/22      51,457,876
  46,834   GNMA........................................................   8.500    04/15/06 to 01/15/24      49,670,888
  62,264   GNMA (a)....................................................   9.000    10/15/01 to 08/15/24      67,342,705
  45,293   GNMA........................................................   9.500    06/15/09 to 11/15/22      48,987,029
  10,046   GNMA........................................................  10.000    09/15/15 to 05/15/19      11,116,551
  14,610   GNMA........................................................  10.500    12/15/18 to 02/15/20      16,422,090
   1,873   GNMA........................................................  11.000    03/15/10 to 12/15/18       2,116,547
   2,712   GNMA........................................................  11.500    10/15/10 to 03/15/18       3,114,907
   1,832   GNMA........................................................  12.000    07/15/11 to 12/15/15       2,126,670
   1,904   GNMA........................................................  12.500    04/15/10 to 08/15/15       2,230,024
   1,090   GNMA........................................................  13.000    01/15/11 to 06/15/15       1,288,354
 162,396   GNMA (Seasoned) (a).........................................   9.000    10/15/01 to 08/15/24     176,758,724
     662   GNMA GPM....................................................  12.250    09/15/13 to 07/15/15         772,347
     174   GNMA II.....................................................   8.500    05/20/02 to 02/20/17         183,009

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                             Description                           Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$  5,848   GNMA II.....................................................  10.500%   01/20/14 to 05/20/19  $    6,463,898
   3,418   GNMA II.....................................................  11.000    07/20/13 to 08/20/19       3,816,102
   1,542   GNMA II.....................................................  11.500    08/20/13 to 07/20/19       1,742,154
   1,594   GNMA II.....................................................  12.000    08/20/13 to 12/20/15       1,828,210
     861   GNMA II.....................................................  12.500    09/20/13 to 09/20/15         996,895
                                                                                                         --------------
                                                                                                          1,696,812,487
                                                                                                         --------------
           U.S. TREASURY SECURITIES  15.3%
  23,500   U.S. T- Bonds...............................................  10.375                11/15/12      31,243,720
  15,000   U.S. T- Bonds...............................................  13.125                05/15/01      18,403,500
   5,000   U.S. T- Bonds...............................................  13.750                08/15/04       7,166,750
  50,660   U.S. T-Bond Stripped Principal Payment......................       *                08/15/20      12,995,303
  60,000   U.S. T-Bond Stripped Principal Payment......................       *                05/15/20      15,626,400
  60,000   U.S. T-Notes................................................   6.250                06/30/02      61,240,800
 200,000   U.S. T-Notes................................................   6.250                08/31/02     204,236,000
  50,000   U.S. T-Notes................................................   6.625                05/15/07      52,947,500
                                                                                                         --------------
                                                                                                            403,859,973
                                                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  79.6%
  (Cost $2,019,832,600)................................................................................   2,100,672,460
                                                                                                         --------------
SHORT-TERM INVESTMENTS  15.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.6%
FHLMC - Discount Notes.................................................................................     106,982,910
FNMA...................................................................................................      19,935,833
FNMA...................................................................................................      19,937,000
                                                                                                         --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............................................................     146,855,743
                                                                                                         --------------
REPURCHASE AGREEMENTS  10.0%
UBS Securities (Collateralized by U.S. T-Note, $101,568,000 par, 13.750% coupon, due 08/15/04, dated
12/31/97, to be sold on 01/02/98 at $101,604,677)......................................................     101,568,000
UBS Securities (Collateralized by U.S. T-Note, $63,483,000 par, 8.750% coupon, due 08/15/20, dated
12/31/97, to be sold on 01/02/98 at $63,505,924).......................................................      63,483,000
UBS Securities (Collateralized by U.S. T-Note, $79,656,000 par, 7.875% coupon, due 02/15/21, dated
12/31/97, to be sold on 01/02/98 at $79,684,765).......................................................      79,656,000
UBS Securities (Collateralized by U.S. T-Note, $18,000,000 par, 7.750% coupon, due 11/30/99, dated
12/31/97, to be sold on 01/02/98 at $18,006,400).......................................................      18,000,000
                                                                                                         --------------
TOTAL REPURCHASE AGREEMENTS............................................................................     262,707,000
                                                                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $409,562,743)..................................................................................     409,562,743
                                                                                                         --------------
TOTAL INVESTMENTS  95.2%
  (Cost $2,429,395,343)................................................................................   2,510,235,203
LIABILITIES IN EXCESS OF OTHER ASSETS  4.8%............................................................     127,735,752
                                                                                                         --------------
NET ASSETS 100.0%......................................................................................   2,637,970,955
                                                                                                         ==============

*Zero coupon bond

(a) All or a portion of these assets are segregated as collateral for forward purchase commitments and dollar roll transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,429,395,343).....................  $2,510,235,203
Cash........................................................          33,215
Receivables:
  Investments Sold..........................................     157,798,078
  Interest..................................................      17,669,887
  Fund Shares Sold..........................................       1,205,191
Forward Commitments.........................................       1,513,908
Other.......................................................         210,787
                                                              --------------
      Total Assets..........................................   2,688,666,269
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       8,813,361
  Fund Shares Repurchased...................................       2,704,848
  Distributor and Affiliates................................       1,843,770
  Investment Advisory Fee...................................       1,153,256
  Investments Purchased.....................................      35,334,323
Accrued Expenses............................................         698,095
Trustees' Deferred Compensation and Retirement Plans........         147,661
                                                              --------------
    Total Liabilities.......................................      50,695,314
                                                              --------------
NET ASSETS..................................................  $2,637,970,955
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $2,825,965,561
Net Unrealized Appreciation.................................      82,098,885
Accumulated Undistributed Net Investment Income.............       9,233,367
Accumulated Net Realized Loss...............................    (279,326,858)
                                                              --------------
NET ASSETS..................................................  $2,637,970,955
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,264,786,479 and 154,862,967 shares of
    beneficial interest issued and outstanding).............  $        14.62
    Maximum sales charge (4.75%* of offering price).........             .73
                                                              --------------
    Maximum offering price to public........................  $        15.35
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $358,987,301 and 24,572,368 shares of
    beneficial interest issued and outstanding).............  $        14.61
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,197,175 and 971,893 shares of
    beneficial interest issued and outstanding).............  $        14.61
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $212,945,438
Fee Income..................................................    15,466,406
                                                              ------------
    Total Income............................................   228,411,844
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    14,229,642
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,353,406, $3,794,423 and $136,916,
  respectively).............................................     8,284,745
Shareholder Services........................................     3,934,312
Custody.....................................................       665,023
Legal.......................................................       243,650
Trustees' Fees and Expenses.................................        33,311
Other.......................................................       872,786
                                                              ------------
    Total Operating Expenses................................    28,263,469
    Interest Expense........................................     2,129,020
                                                              ------------
    Total Expenses..........................................    30,392,489
                                                              ------------
NET INVESTMENT INCOME.......................................  $198,019,355
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(10,729,724)
  Forward Commitments.......................................     3,436,719
  Options...................................................   (11,741,729)
  Futures...................................................    (8,491,095)
                                                              ------------
Net Realized Loss...........................................   (27,525,829)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    28,985,828
                                                              ------------
  End of the Period:
    Investments.............................................    80,839,860
    Forward Commitments.....................................     1,259,025
                                                              ------------
                                                                82,098,885
                                                              ------------
Net Unrealized Appreciation During the Period...............    53,113,057
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 25,587,228
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $223,606,583
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                 Year Ended           Year Ended
                                                              December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  198,019,355       $  230,846,413
Net Realized Loss...........................................      (27,525,829)          (5,772,435)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       53,113,057         (108,497,712)
                                                               --------------       --------------
Change in Net Assets from Operations........................      223,606,583          116,576,266
                                                               --------------       --------------
Distributions from Net Investment Income:
  Class A Shares............................................     (170,044,954)        (200,823,586)
  Class B Shares............................................      (24,106,451)         (28,928,534)
  Class C Shares............................................         (869,235)            (959,879)
                                                               --------------       --------------
Total Distributions.........................................     (195,020,640)        (230,711,999)
                                                               --------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       28,585,943         (114,135,733)
                                                               --------------       --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       71,425,631           93,779,511
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       96,486,944          113,310,139
Cost of Shares Repurchased..................................     (547,708,673)        (546,579,960)
                                                               --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (379,796,098)        (339,490,310)
                                                               --------------       --------------
TOTAL DECREASE IN NET ASSETS................................     (351,210,155)        (453,626,043)
NET ASSETS:
Beginning of the Period.....................................    2,989,181,110        3,442,807,153
                                                               --------------       --------------
End of the Period (Including accumulated undistributed net
  investment income of $9,233,367 and $6,188,375,
  respectively).............................................   $2,637,970,955       $2,989,181,110
                                                               ==============       ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                              ----------------------------------------------------
Class A Shares                                                   1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................     1.039      1.069      1.111      1.177      1.286
  Net Realized and Unrealized Gain/Loss.....................      .158      (.495)     1.233     (1.965)     (.060)
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................     1.197       .574      2.344      (.788)     1.226
Less Distributions from and in Excess of Net Investment
  Income....................................................     1.032      1.065      1.092      1.176      1.284
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $ 14.624   $ 14.459   $ 14.950   $ 13.698   $ 15.662
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     8.57%      4.10%     17.61%     (5.10%)     7.95%
Net Assets at End of the Period (In millions)...............  $2,264.8   $2,560.1   $2,962.9   $2,924.4   $3,653.6
Ratio of Operating Expenses to Average Net Assets (b).......      .90%       .90%       .93%       .92%       .87%
Ratio of Interest Expense to Average Net Assets.............      .08%       .02%       .27%       .08%        N/A
Ratio of Net Investment Income to Average Net Assets (b)....     7.26%      7.38%      7.68%      8.13%      8.08%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................      104%        64%        63%        44%        67%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                              -----------------------------------------------
Class B Shares                                                  1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $14.447   $14.948   $13.694   $15.643   $15.709
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .916      .947      .991     1.055     1.149
  Net Realized and Unrealized Gain/Loss.....................     .162     (.494)    1.241    (1.964)    (.063)
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................    1.078      .453     2.232     (.909)    1.086
Less Distributions from and in Excess of Net Investment
  Income....................................................     .916      .954      .978     1.040     1.152
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $14.609   $14.447   $14.948   $13.694   $15.643
                                                              =======   =======   =======   =======   =======
Total Return (a)............................................    7.71%     3.24%    16.78%    (5.93%)    7.01%
Net Assets at End of the Period (In millions)...............  $ 359.0   $ 414.8   $ 466.7   $ 436.3   $ 474.7
Ratio of Operating Expenses to Average Net Assets (b).......    1.72%     1.73%     1.75%     1.74%     1.73%
Ratio of Interest Expense to Average Net Assets.............     .08%      .02%      .27%      .09%       N/A
Ratio of Net Investment Income to Average Net Assets (b)....    6.44%     6.55%     6.85%     7.29%     7.00%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................     104%       64%       63%       44%       67%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                    August 13, 1993
                                                                  Year Ended December 31,          (Commencement of
                                                           -------------------------------------   Distribution) to
Class C Shares                                              1997      1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................  $14.448   $14.948   $13.693   $15.626        $16.000
                                                           -------   -------   -------   -------        -------
  Net Investment Income..................................     .910      .943      .996     1.063           .433
  Net Realized and Unrealized Gain/Loss..................     .166     (.489)    1.237    (1.956)         (.364)
                                                           -------   -------   -------   -------        -------
Total from Investment Operations.........................    1.076      .454     2.233     (.893)          .069
Less Distributions from and in Excess of Net Investment
  Income.................................................     .916      .954      .978     1.040           .443
                                                           -------   -------   -------   -------        -------
Net Asset Value, End of the Period.......................  $14.608   $14.448   $14.948   $13.693        $15.626
                                                           =======   =======   =======   =======        =======
Total Return (a).........................................    7.71%     3.24%    16.78%    (5.86%)          .46%*
Net Assets at End of the Period (In millions)............  $  14.2   $  14.3   $  13.3   $  11.4        $   9.6
Ratio of Operating Expenses to Average Net Assets (b)....    1.72%     1.72%     1.75%     1.74%          1.71%
Ratio of Interest Expense to Average Net Assets..........     .08%      .02%      .27%      .10%            N/A
Ratio of Net Investment Income to Average Net
  Assets (b).............................................    6.41%     6.55%     6.86%     7.29%          6.42%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)...............................     104%       64%       63%       44%            67%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital U.S. Government Fund (the "Fund") is organized as a series of Van Kampen American Capital U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

       The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

       The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

       The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $42.9 million with an average interest rate of 4.97%. At December 31, 1997, there were no reverse repurchase agreements outstanding.

                               December 31, 1997
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $279,326,858 which will expire between December 31, 1998 and December 31, 2005. Of this amount, $6,272,412 will expire on December 31, 1998.

       At December 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $2,429,395,343; the aggregate gross unrealized appreciation is $85,045,134 and the aggregate gross unrealized depreciation is $2,946,249, resulting in net unrealized appreciation including open options and futures transactions, and forward commitments of $82,098,885.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $46,277 were reclassified from accumulated undistributed net investment income to capital. Additionally, during the period, $50,594,574 of the Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference which was reclassified from accumulated net realized loss to capital.

                               December 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
-------------------------------------------------------------------------
First $500 million..........................................   .550 of 1%
Next $500 million...........................................   .525 of 1%
Next $2 billion.............................................   .500 of 1%
Next $2 billion.............................................   .475 of 1%
Next $2 billion.............................................   .450 of 1%
Next $2 billion.............................................   .425 of 1%
Thereafter..................................................   .400 of 1%

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $174,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1997, the Fund recognized expenses of approximately $357,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $2,828,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                               December 31, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1997, capital aggregated $2,414,852,129, $396,197,222 and
$14,916,210 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................    3,151,088    $  45,534,914
  Class B...................................................    1,391,041       20,092,618
  Class C...................................................      400,545        5,798,099
                                                              -----------    -------------
Total Sales.................................................    4,942,674    $  71,425,631
                                                               ==========     ============
Dividend Reinvestment:
  Class A...................................................    5,855,818    $  84,608,875
  Class B...................................................      791,434       11,424,371
  Class C...................................................       31,439          453,698
                                                              -----------    -------------
Total Dividend Reinvestment.................................    6,678,691    $  96,486,944
                                                               ==========     ============
Repurchases:
  Class A...................................................  (31,205,759)   $(450,102,977)
  Class B...................................................   (6,320,342)     (91,072,249)
  Class C...................................................     (453,300)      (6,533,447)
                                                              -----------    -------------
Total Repurchases...........................................  (37,979,401)   $(547,708,673)
                                                               ==========     ============

                               December 31, 1997
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $2,778,288,184, $462,643,924 and
$15,470,402 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                 SHARES           VALUE
-------------------------------------------------------------------------------------------
Sales:
  Class A...................................................     3,306,701    $  47,964,099
  Class B...................................................     2,702,553       39,213,360
  Class C...................................................       454,440        6,602,052
                                                               -----------    -------------
Total Sales.................................................     6,463,694    $  93,779,511
                                                               ===========    =============
Dividend Reinvestment:
  Class A...................................................     6,852,774    $  98,957,199
  Class B...................................................       956,499       13,802,832
  Class C...................................................        38,150          550,108
                                                               -----------    -------------
Total Dividend Reinvestment.................................     7,847,423    $ 113,310,139
                                                               ===========    =============
Repurchases:
  Class A...................................................   (31,284,344)   $(451,949,019)
  Class B...................................................    (6,167,203)     (89,031,089)
  Class C...................................................      (387,463)      (5,599,852)
                                                               -----------    -------------
Total Repurchases...........................................   (37,839,010)   $(546,579,960)
                                                               ===========    =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                  CONTINGENT DEFERRED
                                                                      SALE CHARGE
YEAR OF REDEMPTION                                              CLASS B         CLASS C
---------------------------------------------------------------------------------------
First.......................................................      4.00%           1.00%
Second......................................................      3.75%            None
Third.......................................................      3.50%            None
Fourth......................................................      2.50%            None
Fifth.......................................................      1.00%            None
Sixth.......................................................      1.00%            None
Seventh and Thereafter......................................       None            None

       For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $90,200 and CDSC on redeemed shares of approximately $1,163,000. Sales charges do not represent expenses of the Fund.

                               December 31, 1997
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the year ended December 31, 1997, were $2,724,829,946 and $3,709,338,108, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

       Transactions in options for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS      PREMIUM
---------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................       -0-     $        -0-
Options Written and Purchased (Net).........................   102,450      (51,260,704)
Options Terminated in Closing Transactions (Net)............   (85,750)      47,210,259
Options Expired (Net).......................................   (16,700)       4,050,445
                                                               -------     ------------
Outstanding at December 31, 1997............................         0     $          0
                                                               =======     ============

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996............................       -0-
Futures Opened..............................................    13,545
Futures Closed..............................................   (13,545)
                                                               -------
Outstanding at December 31, 1997............................         0
                                                               =======

6. FORWARD COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of December 31, 1997. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forwards commitments. The Fund has segregated assets for these open commitments totaling $486.4 million.

PAR AMOUNT                                                          UNREALIZED
  (000)            DESCRIPTION        EXPIRATION   CURRENT VALUE   APPRECIATION
-------------------------------------------------------------------------------
 $300,000    FNMA, 7.00% coupon        02/12/98     $302,586,000       $898,500
  165,000    FNMA, 6.50% coupon        02/12/98      162,988,650        360,525
                                                   -------------    -----------
                                                   $ 465,574,650    $ 1,259,025
                                                   =============    ===========

       At December 31, 1997, the Fund had realized gains on closed but unsettled forward commitments of $254,883.

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

       A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

                               December 31, 1997
--------------------------------------------------------------------------------

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $3,117,636.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
January 29, 1998

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

CUSTODIAN AND TRANSFER AGENT

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

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